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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-61665, 33-08779 and 33-08781) of Transmation, Inc. of our report dated May 15, 1998 with respect to the financial statements of Transmation, Inc. contained in the foregoing Annual Report on Form 10-K.






PRICE WATERHOUSE LLP

Rochester, New York


June 22, 1998


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